UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2010

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, CA  92688

 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code:  (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02.  Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2010, Mr. John Kang resigned as Chairman of Liquidmetal Technologies, Inc. (the “Company”), and the Board of Directors appointed Mr. Abdi Mahamedi who has been serving as a Director of the Company since June of 2009 to serve as the Company’s new Chairman.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Larry E. Buffington
Larry E. Buffington
President and Chief Executive Officer

Date: March 8, 2010